PRELIMINARY PROXY STATEMENT

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by Registrant	[X]

Filed by Party other than Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement	[ ]	Definitive Additional Materials

[ ]	Soliciting Materials Pursuant to §240.14a-12

Aspen Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
$_____ per share as determined under Rule 0-11 under the Exchange Act.
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

PRELIMINARY PROXY STATEMENT

Aspen Group, Inc.

276 Fifth Avenue, Suite 505

New York, New York, 10001

(646) 448-5144

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the shareholders of Aspen Group, Inc.:

We are pleased to invite you to attend a Special Meeting of the Shareholders (the “Special Meeting”) of Aspen Group, Inc., a Delaware corporation (the “Company”), which will be held at 11:00 a.m. local time on June 28, 2019 at the Company’s offices located at 276 Fifth Avenue, Suite 505, New York, New York 10001, for the following purposes:

1.

Approve a reduction in (i) the number of authorized shares of Common Stock from 250,000,000 to 40,000,000 shares and (ii) the number of authorized shares of Preferred Stock from 10,000,000 to 1,000,000 shares (the “Authorized Share Reduction”), and approve a corresponding amendment to the Company’s certificate of incorporation, as amended, to effect the Authorized Share Reduction; and

2.

Approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Reduction.

The Company’s Board of Directors (the “Board”) has fixed the close of business on April 30, 2019 as the date (the “Record Date”) for a determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

Important notice regarding the availability of proxy materials for the Special Meeting to be held on June 28, 2019: The Notice and Proxy Statement are available at www.proxyvote.com.

This Notice of Special Meeting and the accompanying proxy statement and form of proxy are first being mailed on or about May 20, 2019 to our shareholders of record entitled to vote at the Special Meeting.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Registration and seating will begin at 10:45 a.m. local time. Shares can be voted at the meeting only if the holder is present in person or is represented by valid proxy.

For admission to the meeting, each shareholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of stock ownership as of the Record Date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you do not plan on attending the meeting, please vote your shares via the internet, by phone or by signing and dating the enclosed proxy and return it in the business envelope provided. Your vote is very important.

By the Order of the Board of Directors

/s/ Michael Mathews
Michael Mathews
Chief Executive Officer

Dated: May 20, 2019

PRELIMINARY PROXY STATEMENT

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by phone or by signing, dating, and returning the enclosed proxy card will save us the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

i

PRELIMINARY PROXY STATEMENT

Aspen Group, Inc.

276 Fifth Avenue, Suite 505

New York, New York, 10001

(646) 448-5144

SPECIAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being sent to the holders of shares of voting stock of Aspen Group, Inc., a Delaware corporation (“AGI” or the “Company”) in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at a Special Meeting of Shareholders of the Company which will be held at 11:00 a.m. local time on June 28, 2019 at the Company’s offices located at 276 Fifth Avenue, Suite 505, New York, New York 10001 (the “Special Meeting”). The Notice of Special Meeting and this Proxy Statement and form of proxy are first being mailed on or about May 20, 2019 to our shareholders of record entitled to vote at the Special Meeting.

Who is entitled to vote at the Special Meeting?

The Board has fixed the close of business on April 30, 2019 as the record date (the “Record Date”) for a determination of shareholders entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were 18,648,467 shares of common stock, par value $0.001 per share (“Common Stock”) of the Company outstanding. Each share of the Company’s Common Stock represents one vote that may be voted on each matter that may come before the Special Meeting. There are no shares of preferred stock, par value $0.001 per share (“Preferred Stock”) outstanding.

What matters will be voted on at the Special Meeting?

The two proposals that are scheduled to be considered and voted on at the Special Meeting are as follows:

1.

Approve a reduction in (i) the number of authorized shares of Common Stock from 250,000,000 to 40,000,000 shares and (ii) the number of authorized shares of Preferred Stock from 10,000,000 to 1,000,000 shares (the “Authorized Share Reduction”), and approve a corresponding amendment to the Company’s certificate of incorporation, as amended, to effect the Authorized Share Reduction (the “Authorized Share Reduction Proposal”); and

2.

Approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Reduction (the “Adjournment Proposal”).

What are the Board’s voting recommendations?

The Board of Directors recommends that you vote “FOR” the Authorized Share Reduction Proposal and “FOR” the Adjournment Proposal.

Why does the Company need to hold this vote?

The sole purpose of the Authorized Share Reduction is to reduce the Company’s future annual franchise taxes paid to the State of Delaware.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with the Company’s transfer agent, Action Stock Transfer Corporation, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Special Meeting?

Record holders and beneficial owners may attend the Special Meeting. If your shares are held in street name, you will need to bring a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date. Please see below for instructions on how to vote at the Special Meeting if your shares are held in street name.

How do I vote?

Record Holder

1.	Vote by Internet. The website address for internet voting is on your proxy card.
2.	Vote by phone. Call 1-800-690-6903 and follow the instructions on your proxy card.
3.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
4.	Vote in person. Attend and vote at the Special Meeting.

If you vote by Internet or phone, please DO NOT mail your proxy card.

Beneficial Owner (Holding Shares in Street Name)

1.	Vote by Internet. The website address for internet voting is on your proxy card.
2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).
3.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Special Meeting.

What constitutes a quorum?

To carry on the business of the Special Meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares of stock entitled to vote, as of the Record Date, are represented in person or by proxy. Shares owned by the Company are not considered outstanding or considered to be present at the Special Meeting. Broker non-votes and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if the Company is unable to obtain a quorum?

If a quorum is not present to transact business at the Special Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit solicitation of proxies.

Which proposals are considered “Routine” or “Non-Routine”?

Both Proposal 1 and Proposal 2, are routine proposals.

What is a “broker non-vote”?

If your shares are held in street name, you must instruct the organization which holds your shares how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any non-routine proposal. This vote is called a “broker non-vote.” Broker non-votes do not count as a vote “FOR” or “AGAINST” any of the proposals submitted to a vote at the Special Meeting.

If you are a shareholder of record, and you sign and return a proxy card without giving specific voting instructions, the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting. If your shares are held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization may generally vote at its discretion on routine matters, but not on non-routine matters. If you sign your proxy card but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by the Board on any non-routine matter.

How many votes are needed for each proposal to pass?

Proposals	Vote Required
(1)

Approve a reduction in (i) the number of authorized shares of Common Stock from 250,000,000 to 40,000,000 shares and (ii) the number of authorized shares of Preferred Stock from 10,000,000 to 1,000,000 shares (the “Authorized Share Reduction”), and approve a corresponding amendment to the Company’s certificate of incorporation, as amended, to effect the Authorized Share Reduction;

Majority of outstanding shares entitled to vote
(2)

Approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Reduction.

Majority of the votes cast

Is broker discretionary voting allowed and what is the effect of broker non-votes?

Proposals	Broker Discretionary Vote Allowed	Effect of Broker Non-Votes on the Proposal
(1)

Approve a reduction in (i) the number of authorized shares of Common Stock from 250,000,000 to 40,000,000 shares and (ii) the number of authorized shares of Preferred Stock from 10,000,000 to 1,000,000 shares (the “Authorized Share Reduction”), and approve a corresponding amendment to the Company’s certificate of incorporation, as amended, to effect the Authorized Share Reduction;

	Yes	None
(2)

Approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Reduction.

	Yes	None

What is the effect of abstentions?

Proposals	Effect of Abstentions on the Proposal
(1)

Approve a reduction in (i) the number of authorized shares of Common Stock from 250,000,000 to 40,000,000 shares and (ii) the number of authorized shares of Preferred Stock from 10,000,000 to 1,000,000 shares (the “Authorized Share Reduction”), and approve a corresponding amendment to the Company’s certificate of incorporation, as amended, to effect the Authorized Share Reduction;

Against
(2)

Approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Reduction.

None

What are the voting procedures?

You may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your voting instruction form.

Is my proxy revocable?

You may revoke your proxy and reclaim your right to vote up to and including the day of the Special Meeting by giving written notice to the Corporate Secretary of the Company, by delivering a proxy card dated after the date of the proxy or by voting in person at the Special Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Aspen Group, Inc., 276 Fifth Avenue, Suite 505, New York, New York 10001, Attention: Corporate Secretary.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by the Company’s officers and regular employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing. We may hire an independent proxy solicitation firm.

Could other matters be decided at the Special Meeting?

Other than the Authorized Share Reduction Proposal and the Adjournment Proposal, no other matters will be presented for action by the shareholders at the Special Meeting.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce the Company’s printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold the Company’s Common Stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company’s Corporate Secretary at: Aspen Group, Inc., 276 Fifth Avenue, Suite 505, New York, New York 10001, Attention: Corporate Secretary.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company’s Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I have dissenters’ (appraisal) rights?

Appraisal rights are not available to the Company’s shareholders with any of the proposals brought before the Special Meeting.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors have any interest in any of the matters to be acted upon at the Special Meeting.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSALS 1 AND 2.

PROPOSAL 1. THE AUTHORIZED SHARE REDUCTION PROPOSAL

The Board has approved, and is asking shareholders to approve (i) a reduction in the number of authorized shares of Common Stock from 250,000,000 to 40,000,000 shares and (ii) a reduction the number of authorized shares of Preferred Stock from 10,000,000 to 1,000,000 shares (the “Authorized Share Reduction”) and a corresponding amendment to the Certificate of Incorporation to effect the Authorized Share Reduction (the “Proposed Amendment”).

Approval of the Proposed Amendment requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote. At the close of business on the Record Date, there were 18,648,467 shares of Common Stock outstanding and entitled to vote. There are no shares of Preferred Stock outstanding.

Purpose of the Authorized Share Reduction

The sole purpose of the Authorized Share Reduction is to reduce the Company’s future annual franchise taxes paid to the State of Delaware. The amount of such tax payments is determined based, in part, on the total number of shares of stock the Company is authorized to issue. The Company recently paid $200,000 in annual franchise taxes. If the Authorized Share Reduction is approved, assuming no change in our assets or shares outstanding, we estimate that we will pay $32,000 annually in future Delaware franchise taxes, a substantial decrease of approximately 84%. The Board believes that the reduced number of authorized shares of stock of 41,000,000 shares, consisting of 40,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, will be sufficient to suit our projected capital stock needs for the foreseeable future, such as capital-raising transactions, the issuance of equity-based compensation and, to the extent opportunities may arise in the future, strategic transactions that may involve our issuance of Common Stock or other equity or equity-linked securities.

Effects of the Authorized Share Reduction

If the Authorized Share Reduction is effected, the number of authorized shares of Common Stock will be decreased from 250,000,000 to 40,000,000 and the number of authorized shares of Preferred Stock will be decreased from 10,000,000 to 1,000,000. The total number of authorized shares of the Company will be 41,000,000, consisting of 40,000,000 authorized shares of Common Stock and 1,000,000 authorized shares of Preferred Stock (none of which shares of Preferred Stock are currently outstanding). The Proposed Amendment will not change the par value of the shares of the Common Stock or the Preferred Stock, affect the number of shares of Common Stock outstanding or the rights or privileges of holders of shares of the Common Stock or have any effect on any outstanding securities, including outstanding equity awards, that are exercisable, convertible or exchangeable for shares of Common Stock.

Effecting the Proposed Amendment could potentially adversely affect the Company. The decrease in the number of shares of Common Stock that would be authorized, but not issued or outstanding, could result in less latitude for the Board to issue shares of Common Stock in the future, including when we determine doing so would be in the best interests of the Company and the shareholders, such as in connection with possible future financings, acquisitions, stock dividends and other corporate purposes. In the event the Board determines that it would be in the Company’s best interests to issue a number of shares of Common Stock in excess of the number of shares then authorized but unissued and unreserved, the Company would be required to seek shareholder approval to increase the number of authorized shares of Common Stock. If the shareholders do not approve such increase in a timely manner, or at all, the Company may be unable to take advantage of one or more opportunities that might otherwise be advantageous to the Company and its shareholders. However, the Board believes that these risks are outweighed by the anticipated benefits of reducing the amount of the Company’s Delaware franchise tax obligations.

A form of the certificate of amendment to the certificate of incorporation that would be filed with the Delaware Secretary of State to effect the Proposed Amendment is set forth in Annex A (the “Certificate of Amendment”). If the shareholders approve the Proposed Amendment, the Company intends to file the Certificate of Amendment with the Secretary of State of the State of Delaware as soon as practicable following the Special Meeting, and the Certificate of Amendment will be effective upon such filing. However, if at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Delaware Secretary of State, the Board determines that it would not be in the best interests of the Company and its shareholders to effect the Proposed Amendment, in accordance with Delaware law and notwithstanding the approval of the Proposed Amendment by the shareholders, the Board may abandon the Proposed Amendment without further action by the shareholders.

Vote Required

Under Delaware law, the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Special Meeting is required to adopt and approve the amendment to our Amended and Restated Certificate of Incorporation to effect the Authorized Share Reduction. An abstention with respect to the Authorized Share Reduction Proposal will have the same effect as a vote “Against” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL 1.

No Appraisal Rights

Under the Delaware General Corporation Law, our shareholders are not entitled to dissenter’s rights or appraisal rights with respect to the Authorized Share Reduction described in this Proposal 1 and we will not independently provide our shareholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Authorized Share Reduction that is not shared by all of our other shareholders.

PROPOSAL 2. THE ADJOURNMENT PROPOSAL

General

The Company is asking shareholders to approve, if necessary, adjournment of the Special Meeting to solicit additional proxies in favor of the Authorized Share Reduction Proposal. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow shareholders who have already sent in their proxies to revoke them at any time prior to the time that the proxies are used.

Vote Required

The affirmative vote of a majority of the votes cast for or against this Proposal 2 is required to approve the Adjournment Proposal. Abstentions and will not be considered as votes cast under the Company’s bylaws, and accordingly will have no effect on the outcome of this Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of the Company’s Common Stock beneficially owned as of May 6, 2019 by (i) those persons known by the Company to be owners of more than 5% of its Common Stock, (ii) each director, (iii) the Named Executive Officers (as such term is defined in Item 402(m)(2) of Regulation S-K under the Exchange Act), and (iv) the Company’s executive officers and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o Aspen Group, Inc., 276 Fifth Avenue, Suite 505, New York, New York 10001, Attention: Corporate Secretary.

Title of Class	Beneficial Owner	Amount of Beneficial Ownership (1)	Percent Beneficially Owned (1)

Named Executive Officers:
Common Stock	Michael Mathews (2)	1,128,080	5.9%
Common Stock	Cheri St. Arnauld (3)	229,056	1.2%
Common Stock	Gerard Wendolowski (4)	383,150	2.00%

Directors:
Common Stock	Frank Cotroneo (5)	––	––
Common Stock	Norman D. Dicks (6)	34,778	*
Common Stock	C. James Jensen (7)	269,678	1.4%
Common Stock	Andrew Kaplan (8)	136,827	*
Common Stock	Malcolm MacLean (9)	705,762	3.8%
Common Stock	Sanford Rich (10)	98,074	*
Common Stock	All directors and all executive officers as a group (11 persons) (11)	3,184,872	15.8%

5% Shareholders:
Common Stock	Goudy Park Management, LLC (12)	1,700,000	9.1%
Common Stock	William Blair Investment Management, LLC (13)	1,220,498	6.5%
Common Stock	Leon G. Cooperman (14)	1,192,049	6.3%

———————

* Less than 1%.

(1)

Beneficial Ownership Note. Applicable percentages are based on 18,648,467 shares of Common Stock outstanding as of May 6, 2019. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days whether upon the exercise of options, warrants or conversion of notes. Unless otherwise indicated in the footnotes to this table, the Company believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares of Common Stock indicated as beneficially owned by them. This table does not include any unvested stock options except for those vesting within 60 days.

(2)

Mathews. Mr. Mathews is our Chairman and Chief Executive Officer. Includes (i) 2,917 shares held jointly with his spouse, (ii) 8,334 shares held by a trust of which Mr. Mathews is the trustee, (iii) 21,930 shares underlying warrants and (iv) 567,748 vested stock options.

(3)	St. Arnauld. Dr. St. Arnauld is our Chief Academic Officer. Includes 205,835 vested stock options.
(4)	Wendolowski. Mr. Wendolowski is our Chief Operating Officer. Includes 365,279 vested stock options.
(5)	Cotroneo. Mr. Cotroneo is a director.
(6)	Dicks. Congressman Dicks is a director. Includes 32,778 vested stock options.
(7)	Jensen. Mr. Jenson is a director. Includes 92,050 vested stock options.
(8)	Kaplan. Mr. Kaplan is a director. Includes 97,606 vested stock options.

(9)

MacLean. Mr. MacLean is a director. Includes (i) 123,779 shares held jointly with his spouse, (ii) 98,000 shares held by Starfish Partners LLC which Mr. MacLean indirectly controls, (iii) 161,291shares held by Taurus Capital Partners LLC of which Mr. MacLean is the Managing Member, (iv) 18,938 shares held as custodian for the benefit of Mr. MacLean’s children, (v) 171,996 shares held in the name of his IRA and SEP IRA, (vi) 4,500 shares held in trust, (vii) 7,333 shares held in spouse’s IRA, (viii) 86,512 shares held in Star Asia Capital Management LLC DPB Plan U/A 01/01/2015, and (ix) 31,111 vested stock options.

(10)	Rich. Mr. Rich is a director. Includes (i) 2,188 shares held in the name of Mr. Rich’s IRA and (ii) 66,216 vested stock options.
(11)

Directors and Executive Officers as a group. This amount includes ownership by all directors and all current executive officers including those who are not Named Executive Officers under the SEC’s disclosure rules.

(12)

Goudy Park. Based on a Schedule 13G/A filed with the SEC on February 7, 2019. The managing member of Goudy Park Management, LLC is James W. DeYoung, Jr. Address is 1 N. Franklin Street, Suite 350, Chicago, IL 60606.

(13)

William Blair. Based on a Schedule 13G filed with the SEC on February 13, 2019. Of these shares, William Blair Investment Management, LLC has the (i) sole power to vote or to direct the vote with respect to 1,158,548 shares, and (ii) sole power to dispose or to direct the disposition of 1,220,498 shares. Address is 150 North Riverside Plaza, Chicago, IL 60606.

(14)

Cooperman. Includes 192,049 shares of Common Stock underlying warrants held by the family foundation of which Mr. Cooperman is the trustee. Address is St. Andrew’s Country Club, 7118 Melrose Castle Lane, Boca Raton, FL 33496.

OTHER MATTERS

The Company has no knowledge of any other matters that may come before the Special Meeting and does not intend to present any other matters.

If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Special Meeting, at your request, the Company will cancel your previously submitted proxy.

Annex A

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ASPEN GROUP, INC.

Pursuant to the provisions of Section 242 of the General Corporation Law of the State of Delaware, Aspen Group, Inc., a Delaware Corporation (the “Corporation”), in order to amend its Certificate of Incorporation, as amended, hereby certifies as follows:

FIRST:  The name of the Corporation is Aspen Group, Inc.

SECOND:  That the Board of Directors of the Corporation adopted resolutions setting forth a proposed amendment to the Corporation’s Certificate of Incorporation, as amended, declaring said amendment to be advisable and in the best interests of the Corporation and its shareholders, and calling a meeting of the shareholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Board has determined it to be advisable and in the best interests of the Company and its shareholders to amend Section 4 of the Certificate of Incorporation, as amended, of the Company (the “Certificate of Incorporation”) by replacing the first sentence of said Section with the following sentence:

The total number of shares of stock of all classes and series the Company shall have authority to issue is 41,000,000 shares consisting of (i) 40,000,000 shares of Common Stock, par value of $0.001 per share and (ii) 1,000,000 shares of Preferred Stock, par value $0.001 with such rights, preferences and limitations as may be set from time to time by resolution of the board of directors and the filing of a certificate of designation as required by the Delaware General Corporation Law.

THIRD: That thereafter, pursuant to resolution of the Board of Directors, a special meeting of the shareholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this [___] day of [_______], 2019.

ASPEN GROUP, INC.

By:
Michael Mathews Chief Executive Officer

A-1

PRELIMINARY PROXY STATEMENT

ASPEN GROUP, INC. 276 FIFTH AVENUE, SUITE 505 NEW YORK, NY 10001-4509

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 27, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 27, 2019. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE IN PERSON You may vote the shares in person by attending the Special Meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ASPEN GROUP, INC.

The Board of Directors recommends you vote FOR proposals 1 and 2.				For	Against	Abstain

1.

Approve a reduction in (i) the number of authorized shares of Common Stock from 250,000,000 to 40,000,000 shares and (ii) the number of authorized shares of Preferred Stock from 10,000,000 to 1,000,000 shares (the “Authorized Share Reduction”), and approve a corresponding amendment to the Company’s certificate of incorporation, as amended, to effect the Authorized Share Reduction.

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2.

Approve the adjournment of the Special Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve the Authorized Share Reduction.

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For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting	☐	☐
	Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

PRELIMINARY PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement are available at www.proxyvote.com.

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ASPEN GROUP, INC.
Special Meeting of Shareholders
June 28, 2019
This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint(s) Michael Mathews and Joseph Sevely, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ASPEN GROUP, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 11:00 AM, EST on June 28, 2019, at the Company’s offices located at 276 Fifth Avenue, Suite 505, New York, New York 10001, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side